EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Surgical Partners Inc., (the ‘‘Company’’) on Form 10-K for year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Anthony F. Rotondo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony F. Rotondo
By:	Anthony F. Rotondo
Title:	President and Chief Executive Officer
(Principal Executive Officer)

Date: March 30, 2012

In connection with the Annual Report of First Surgical Partners Inc., (the ‘‘Company’’) on Form 10-K for year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Don Knight, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Don Knight
By:	Don Knight
Title:	Vice President, Finance
(Principal Financial Officer)

Date: March 30, 2012